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                                                                   EXHIBIT 10.23

                                                 The name of our new bank is
KANSALLIS-OSAKE-PANKKI                           MERITA BANK
New York Branch                                  KANSALLIS UNION BANK OF FINLAND
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      MERITA BANK LTD

      December 15, 1995
      Enstar Cable of Cumberland Valley
      c/o Falcon Cable TV
      474 S. Raymond Ave., Suite 200
      Pasadena, CA 91105


      Attention: Mr. Michael K. Menerey
                 Chief Financial Officer

      Re: Loan Agreement dated December 9, 1993 between Enstar Cable of Cumberland Valley and Merita Bank Ltd, Successor in Interest to Kansallis-Osake-Pankki

      Gentlemen:

      Section 4.38 of the Loan Agreement is hereby amended by the addition of the following sentence:

      Notwithstanding any of the foregoing provisions in this section, any unused portion of permitted 1994 capital expenditures may be incurred in 1995 and 1996.

      Sincerely,
      Merita Bank Ltd



      Charles J. Lansdown                                Kathi L. Gilbert
      Vice President                                     Vice President

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Kansailis-Osake-Pankki           575 Fifth Avenue       Telephone (212) 972-4545
Incorporated in Finland          New York, NY 10017     Telex 424843
with Limited Liability